                            OASIS RESIDENTIAL, INC.
                                THIRD AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

               This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of September 24, 1996 and entered into by and among OASIS RESIDENTIAL, INC., a Nevada corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK and BANK ONE, ARIZONA, NA, as co-agents for the Lenders (in such capacity, collectively, "CO-AGENTS") and is made with reference to that certain Amended and Restated Credit Agreement dated as of September 25, 1995, as amended to the date hereof as described in Recital B below (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lenders, Administrative Agent and Co-Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITAL

         A.      Company and Lenders desire to amend the Credit Agreement to
(i) increase the aggregate Commitments to $200,000,000, (ii) adjust certain of the financial covenants set forth therein, and (iii) make certain other amendments as set forth below.

         B. The Credit Agreement has been previously amended by (i) that certain First Modification Agreement dated as of February 27, 1996 by and among Company, Lenders, Administrative Agent and Co-Agents and (ii) that certain Second Modification Agreement dated as of July 26, 1996 by and among Company, Lenders, Administrative Agent and Co-Agents.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.       AMENDMENTS TO THE CREDIT AGREEMENT

         1.1     AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

         A. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Notes therefrom in its entirety and substituting the following therefor:

         "NOTES" means (i) the promissory notes of Company issued pursuant to
         Section 2.1D on the Closing Date, (ii) any promissory notes issued by Company pursuant to the last sentence of Section 9.1B(i) in connection with assignments of the Commitments and Loans of any Lender, in each case substantially in the form of Exhibit III annexed hereto, and (iii) the promissory notes of Company issued pursuant to the Third Amendment to this Agreement substantially in the form of Annex B annexed thereto, as such promissory notes may be amended, supplemented or otherwise modified from time to time.

         1.2     AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND
LOANS

         A. REVOLVING LOAN COMMITMENT. Section 2.1A of the Credit Agreement is hereby amended by deleting the references to "$150,000,000" contained therein and substituting "$200,000,000" therefor.

         1.3     AMENDMENTS TO SECTION 6: COMPANY'S NEGATIVE COVENANTS

         A. MAXIMUM LEVERAGE RATIO. Section 6.5D of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                 "D. MAXIMUM LEVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated Total Liabilities to (ii) Consolidated Gross Asset Value to exceed 0.55:1.00 during the period from January 1, 1997 to March 31, 1997, and not to exceed 0.50:1.00 at any other time."

         B. MAXIMUM CONSOLIDATED VARIABLE RATE INDEBTEDNESS. Section 6.5G of the Credit Agreement is hereby amended by deleting the reference to "$150,000,000" contained therein and substituting "$200,000,000" therefor.

         1.4     SUBSTITUTION OF SCHEDULES

         A.      SCHEDULE 2.1: LENDER"S COMMITMENTS AND PRO RATA SHARES.
Schedule 2.1 to the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof a new Schedule 2.1 in the form of Annex A to this Amendment.

         1.5     SUBSTITUTION OF EXHIBITS

         A. EXHIBIT I: FORM OF NOTICE OF BORROWING. Exhibit I to the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof a new Exhibit I in the form of Annex D to this Amendment.

         Section 2. ADDITIONAL NOTES

         Company agrees to execute and deliver to each Lender an additional Note (each an "ADDITIONAL NOTE" and collectively the "ADDITIONAL NOTES"), in the form of Annex B to this Amendment with appropriate insertions, to evidence Loans in excess of the Commitments as in effect prior to the date hereof. Each of the parties hereto hereby acknowledges and agrees that each Additional Note is a Note for all purposes under the Credit Agreement and the other Loan Documents and that the loans evidenced by the Additional Notes shall constitute Loans for all purposes under the Credit Agreement and the other Loan Documents.

         Section 3. CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

         A. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

                 1. Certified copies of its Articles of Incorporation, together with a good standing certificate from the Secretary of State of the State of Nevada, each dated a recent date prior to the Third Amendment Effective Date;

                 2. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and approving and authorizing the execution, delivery and payment of the Additional Notes, certified as of the Third Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                 3. Signature and incumbency certificates of its officers executing this Amendment and the Additional Notes;

                 4. Executed copies of this Amendment and the Additional Notes drawn to the order of each Lender and with appropriate insertions and

                 5. Such other documents as Administrative Agent may reasonably request.

         B. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Herbert
L. Waldman,
counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Third Amendment Effective Date and setting forth substantially the matters in the opinions designated in Annex C to this Amendment and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

         C. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

         D. On or before the Third Amendment Effective Date, Company shall have paid to Administrative Agent, for distribution to each Lender in proportion to that Lender's pro rata share of the increase to the Loans, a commitment fee of $50,000.

         E. On or before the Third Amendment Effective Date, Company shall have delivered to Administrative Agent an originally executed Notice of Borrowing, signed by the chief executive officer, the chief financial officer, the controller or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company, requesting Loans in the aggregate amount of $7,500,000 to be funded to Wells Fargo on the Third Amendment Effective Date to repay that certain Term Note dated September 11, 1996 in the principal amount of $7,500,000 executed by Company to the order of Wells Fargo.

         SECTION 4. COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment, to issue the Additional Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as amended, the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, the performance of the Amended Agreement and the issuance, delivery and payment of the Additional Notes have been duly authorized by all necessary corporate action on the part of Company.

         C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement and the issuance, delivery and payment of the Additional Notes by Company do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement and the issuance, delivery and payment of the Additional Notes by Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are, and the Additional Notes, when executed and delivered, will be, the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         H. UNENCUMBERED PROPERTY AVAILABILITY. As of the Third Amendment Effective Date, the Unencumbered Property Availability is $164,000,000.

         SECTION 5. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

               B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in Section 9.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

               C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

               D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                 COMPANY:

                                 OASIS RESIDENTIAL, INC.,
                                 a Nevada corporation

                                 By:       [SIG.]
                                    ------------------------------
                                 Title:  President
                                       ---------------------------

                                 LENDERS:

                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION, individually and as
                                 Administrative Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 MORGAN GUARANTY TRUST COMPANY OF
                                 NEW YORK, individually and as Co-Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 BANK ONE, ARIZONA, N.A.,
                                 individually and as Co-Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]
detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                 COMPANY:

                                 OASIS RESIDENTIAL, INC.,
                                 a Nevada corporation

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 LENDERS:

                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION, individually and as
                                 Administrative Agent

                                 By:       [SIG.]
                                    ------------------------------
                                 Title:  Vice President
                                       ---------------------------

                                 MORGAN GUARANTY TRUST COMPANY OF
                                 NEW YORK, individually and as Co-Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 BANK ONE, ARIZONA, N.A.,
                                 individually and as Co-Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]
detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                 COMPANY:

                                 OASIS RESIDENTIAL, INC.,
                                 a Nevada corporation

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 LENDERS:

                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION, individually and as
                                 Administrative Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 MORGAN GUARANTY TRUST COMPANY OF
                                 NEW YORK, individually and as Co-Agent

                                 By:  MICHAEL M. ERRICHETTI
                                    ------------------------------
                                 Title:  Vice President
                                       ---------------------------

                                 BANK ONE, ARIZONA, N.A.,
                                 individually and as Co-Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]
detached from multiple.separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                 COMPANY:

                                 OASIS RESIDENTIAL, INC.,
                                 a Nevada corporation

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 LENDERS:

                                 WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION, individually and as
                                 Administrative Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 MORGAN GUARANTY TRUST COMPANY OF
                                 NEW YORK, individually and as Co-Agent

                                 By:
                                    ------------------------------
                                 Title:
                                       ---------------------------

                                 BANK ONE, ARIZONA, N.A.,
                                 individually and as Co-Agent

                                 By:     [SIG.]
                                    ------------------------------
                                 Title:   Vice President
                                       ---------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                     UNION BANK OF CALIFORNIA, N.A.,
                                     formerly known as Union Bank

                                     By:   [SIG.]
                                        ------------------------------
                                     Title: Vice President
                                           ----------------------------

                                     By:
                                         ------------------------------
                                     Title:
                                           ----------------------------

                                     DRESDNER BANK AG, NEW YORK BRANCH
                                     AND GRAND CAYMAN BRANCH

                                     By:
                                        ------------------------------
                                     Title:
                                           ---------------------------

                                     By:
                                        ------------------------------
                                     Title:
                                           ---------------------------

                                     UNION BANK OF CALIFORNIA, N.A.,
                                     formerly known as Union Bank

                                     By:
                                        ------------------------------
                                     Title:
                                           ----------------------------

                                     By:
                                         ------------------------------
                                     Title:
                                           ----------------------------

                                     DRESDNER BANK AG, NEW YORK BRANCH
                                     AND GRAND CAYMAN BRANCH

                                     By:   [SIG.]
                                        ------------------------------
                                     Title:  AVP
                                           ---------------------------

                                     By:   [SIG.]
                                        ------------------------------
                                     Title:  Vice President
                                           ---------------------------

                                    ANNEX A

                                  Schedule 2.1

                    LENDERS' COMMITMENTS AND PRO RATA SHARES

                                                                           Pro Rata
Lender                                              Commitment               Share
------                                              ----------              --------
Wells Fargo Bank, National Association             $ 55,000,000              27.50%
Morgan Guaranty Trust Company                      $ 47,500,000              23.75%
Bank One Arizona, NA                               $ 47,500,000              23.75%
Union Bank                                         $ 25,000,000              12.50%
Dresdner Bank AG, Los Angeles Agency
 and Grand Cayman Branch                           $ 25,000,000              12.50%
                                                   ------------             -------
TOTAL                                              $200,000,000             100.00%


                                    ANNEX B

                            FORM OF ADDITIONAL NOTE

                            OASIS RESIDENTIAL, INC.

                     PROMISSORY NOTE DUE SEPTEMBER 25,1997

$___________________                                         Las Vegas, Nevada
                                                             September 24, 1996
[Insert Pro Rata Amount
of Increase in Numbers]

         FOR VALUE RECEIVED, OASIS RESIDENTIAL, INC., a Nevada corporation ("COMPANY"), promises to pay to the order of [Insert name of Lender] ("PAYEE"), on or before September 25, 1997, the lesser of (x) $_________ (Insert Pro Rata Amount of Increase] or (y) the unpaid principal amount of all advances made by Payee to Company as Loans in excess of the Commitment in effect prior to the date hereof under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of September 25, 1995 by and among Company, the financial institutions listed therein as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, and Morgan Guaranty Trust Company of New York and Bank One Arizona, N.A., as Co-Agents, as amended to the date hereof (said Credit Agreement, as so amended and as it may be further amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

         This Note is one of Company's "Notes" in the aggregate principal amount of $200,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an

Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent as provided in Section 9.1B(ii) of the Credit Agreement, Company and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in Section 2.4A(iii) of the Credit Agreement and to prepayment at the option of Company as provided in Section 2.4A(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in Section 9.1 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 9.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.


                                            OASIS RESIDENTIAL, INC.,
                                            a Nevada corporation

                                            By:_________________________________
                                            Title:______________________________

                                  TRANSACTIONS
                                       ON
                                ADDITIONAL NOTE

                                                                                                     Outstanding
                            Type of              Amount of               Amount of                    Principal
                           Loan Made             Loan Made               Principal                     Balance              Notation
              Date         This Date             This Date             Paid This Date                 This Date             Made By
              ----         ---------             ---------             --------------                 ---------             --------

                                    ANNEX C
                    [FORM OF OPINION OF COUNSEL TO COMPANY]

                         [Effective Date of Amendment]

[Name and address
of Administrative Agent]

         and

The Lenders Listed on
Schedule A Hereto

                 Re: Third Amendment dated as of September __, 1996 to Amended and Restated Credit Agreement dated as of September 25, 1995, as previously amended, among Company, the financial institutions listed therein as Lenders, Wells Fargo Bank, National Association, as Administrative Agent, and Morgan Guaranty Trust Company and Bank One Arizona, N.A., as Co-Agents

Ladies and Gentlemen:

               I have acted as counsel to Oasis Residential, Inc., a Nevada corporation ("COMPANY"), in connection with the Third Amendment dated as of September __, 1996 among Company, the financial institutions listed therein as Lenders ("LENDERS"), Wells Fargo Bank, National Association, as Administrative Agent ("ADMINISTRATIVE AGENT"), and Morgan Guaranty Trust Company of New York and Bank One Arizona, N.A., as Co-Agents (the "AMENDMENT"), to that certain Amended and Restated Credit Agreement dated as of September 25, 1995, as previously amended, among Company, Lenders, Administrative Agent and Co-Agents (the "CREDIT AGREEMENT"). This opinion is rendered to you in compliance with
Section 3B of the Amendment. The Credit Agreement, as amended by the Amendment, is hereinafter referred to as the "AMENDED CREDIT AGREEMENT". Capitalized terms used herein without definition have the same meanings as in the Amended Credit Agreement.

               In my capacity as such counsel, I have examined originals, or copies identified to my satisfaction as being true copies, of such records, documents or other instruments as in my judgment are necessary or appropriate to enable me to render the opinions expressed below. These records, documents and instruments included the following:

                 (a) The Articles of Incorporation of Company, as amended to date;

                 (b)      The Bylaws of Company, as amended to date;

                 (c) All records of proceedings and actions of the Board of Directors of Company relating to the Amendment and the Amended Credit Agreement and the transactions contemplated thereby;

                 (d)      The Credit Agreement;

                 (e)      The Amendment; and

                 (f)      The Notes delivered today (the "ADDITIONAL NOTES").

                 I have been furnished with, and with Lenders' consent have relied upon, certificates of officers of Company with respect to certain factual matters, copies of which have been delivered to Lenders. In addition, I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary, copies of which have been delivered to Lenders. In all such examinations, I have assumed the genuineness of all signatures on original and certified documents, and the conformity to original or certified documents of all documents submitted to me as conformed or photostatic copies.

                 I have investigated such questions of law for the purpose of rendering this opinion as I have deemed necessary. I am opining herein as to the effect on the subject transactions of only United States federal law and the laws of the State of Nevada.

                 On the basis of the foregoing, and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

                 1. Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted.

                 2. Company has all requisite corporate power and authority to execute and deliver the Amendment, to issue the Additional Notes and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement.

                 3. The execution and delivery of the Amendment, the performance of the Amended Credit Agreement and the issuance, delivery and payment of the Additional Notes have been duly authorized by all necessary corporate action on the part of Company. The Amendment and the Additional Notes have been duly executed and delivered by Company, and the Amendment, the Amended Credit Agreement and the Additional Notes constitute the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms.

               4. Neither the execution and delivery of the Amendment nor the issuance and payment of the Additional Notes by Company nor the consummation of the transactions contemplated by the Amendment nor compliance with the terms and conditions of the Amended Credit Agreement by Company, on or prior to the date hereof (A) conflicts with, results in a breach or violation of, or constitutes a default under, any of the terms, conditions or provisions of (x) the Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or (y) any term of any material agreement, instrument, order, writ, judgment or decree known to us/me after due inquiry to which Company or any of its Subsidiaries is a party or by which any of its respective properties or assets are bound, or (z) any present federal or Nevada statute, rule or regulation binding on Company or any of its Subsidiaries, or (B) results in the creation of any Lien upon any of the properties or assets of Company or any of its Subsidiaries under any agreement or order referred to in clause (y) above.

               5. No governmental consents, approvals, authorizations, registrations, declarations or filings are required by Company in connection with the execution and delivery by Company of the Amendment and the performance by Company of the Amended Credit Agreement and the issuance, delivery and payment of the Additional Notes by Company.

               The opinions set forth in paragraph 3 above are subject, with respect to the enforceability of any document referred to therein, to (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or limiting creditors' rights generally, and the discretion of the court before which any proceeding therefor may be brought; (b) limitations and exceptions which may arise under general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including limitations as to the availability of specific equitable remedies (such as the remedy of specific performance); and (c) public policy considerations which may limit the rights of Administrative Agent or Lenders to obtain indemnification.

               My opinions in paragraph 4 above as to the compliance with certain statutes, rules and regulations are based upon a review of those statutes, rules and regulations which, in my experience, are normally applicable to transactions of the type contemplated by the Amendment and the Amended Credit Agreement.

               To the extent that the obligations of Company may be dependent upon such matters, I have assumed for purposes of this opinion, other than with respect to Company, that each additional party to the agreements and contracts referred to herein is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; that each such other party has the requisite corporate or other organizational power and authority to perform its obligations under such agreements and contracts, as applicable; and that such agreements and contracts have been duly authorized, executed and delivered by, and each of them constitutes the legal, valid and binding obligation of, such other parties, as applicable, enforceable against such other parties in accordance with their respective terms. Except as expressly covered in this opinion, I am not expressing any opinion as to the effect of compliance by any Lender with any state or federal laws or regulations applicable to the transactions because of the nature of any of its businesses.

               This opinion is rendered only to Administrative Agent and Lenders and is solely for their benefit in connection with the above transactions. This opinion may not be relied upon by Administrative Agent or Lenders for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without my prior written consent.




                               Very truly yours,

                                   SCHEDULE A

                           [insert names of Lenders]








                                  Schedule A - 1

                                    ANNEX D

                                   EXHIBIT I
                         [FORM OF NOTICE OF BORROWING]
                              NOTICE OF BORROWING

         Pursuant to that certain Amended and Restated Credit Agreement dated as of September 25, 1995, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Oasis Residential, Inc., a Nevada corporation ("COMPANY"), the financial institutions listed therein as Lenders ("LENDERS"), Wells Fargo Bank, National Association, as Administrative Agent ("ADMINISTRATIVE AGENT"), and Morgan Guaranty Trust Company of New York and Bank One Arizona, N.A., as Co-Agents, this represents Company's request to borrow on ____________, 199_ from Lenders, in accordance with their applicable Pro Rata Shares, $________, in Loans as [Base/LIBO] Rate Loans. [The initial Interest Period for such Loans is requested to be a month period.] The proceeds of such Loans are to be [deposited in Company's account at Administrative Agent] [wire transferred to Company's account as follows:

                          Pioneer Citizens Bank of Nevada
                          4170 South Maryland Parkway
                          Las Vegas, Nevada 89119
                          ABA Routing Number: 121 201 063
                          Beneficiary Account Name: Oasis Residential, Inc., Beneficiary Account Number: 0068138562]

                 The undersigned officer, to the best of his or her knowledge, and Company certify that:

                 (i) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date;

                 (ii) No event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Potential Event of Default; and

                 (iii) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.


DATED:______________________________               OASIS RESIDENTIAL, INC.,
                                                     a Nevada corporation



                                               By:______________________________
                                               Title:___________________________







                                      D - 2